                                                                   EXHIBIT 10.13

                               SECURITY AGREEMENT
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            This Security Agreement  ("Agreement") dated as of October 29, 2003,
by  and  between  CATSKILL   DEVELOPMENT,   LLC,  a  limited  liability  company
("Debtor"),  with its chief executive  office at c/o Monticello  Raceway,  Route
17B, Monticello, NY 12701, and THE BERKSHIRE BANK ("Secured Party").

                                   BACKGROUND
                                   ----------

            A. Secured  Party,  as lender,  and Monticello  Raceway  Management,
Inc., as borrower (the "Borrower") are parties to that certain Loan and Security
Agreement  dated as of even date  herewith  (as amended,  modified,  replaced or restated from time to time,  the "Loan  Agreement").  In  connection  therewith,
Debtor has agreed under the terms of Amendment No. 1 to Management  Agreement of even date herewith  between Debtor and Borrower to grant a security  interest in the Collateral (as defined below) to secure the Borrower's Obligations. The Loan
Agreement and all related  agreements,  instruments  and documents are hereafter referred to as the "Loan Documents".  All capitalized terms used but not defined in clauses  (a)  through  (m) in  Section  1.1  herein  shall have the  meanings ascribed thereto in the UCC and all other capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Loan Agreement.

            B. Debtor  desires to grant to Secured Party  security  interests in the property described herein to secure all of the Obligations of Borrower.

            NOW,  THEREFORE,  the parties hereto,  intending to be legally bound hereby, agree as follows:

                          SECTION 1 - SECURITY INTEREST

            1.1 GRANT OF SECURITY  INTEREST;  COLLATERAL:  As  security  for the
Obligations  of Borrower,  Debtor  hereby  assigns and grants to Secured Party a continuing lien on and security interest in, upon and to the following  property relating to the business and operations of the Racetrack,  all whether now owned or hereafter created, acquired or arising (the "Collateral"):

                (a) ACCOUNTS. - All Accounts;

                (b) CHATTEL PAPER - All Chattel Paper;

                (c) DOCUMENTS - All Documents;

                (d) INSTRUMENTS - All Instruments;

                (e) INVENTORY - All Inventory;

                (f) GENERAL INTANGIBLES - All General Intangibles;

                (g) DEPOSIT ACCOUNTS - All Deposit Accounts;

                (h) GOODS - All Goods;

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                (i)  LETTER OF  CREDIT  RIGHTS - All  Letter  of Credit  Rights;

                (j) SUPPORTING OBLIGATIONS - All Supporting Obligations;

                (k)  COMMERCIAL   TORT  CLAIMS  -  All  Commercial  Tort  Claims
identified and described on Schedule 1 hereto (as amended or  supplemented  from time to time); and

                (1)  PROCEEDS - The  Proceeds  (including,  without  limitation, insurance proceeds),  whether cash or non-cash, of all of the foregoing property described in clauses (a) through (k).

            1.2 OTHER ACTIONS:

                (a)  Secured  Party  is  hereby  authorized  to  file  financing statements and amendments to financing  statements without Debtor's signature in accordance with the Uniform  Commercial Code ("UCC"),  as in effect in the State of New  York.  Debtor  hereby  authorizes  Secured  Party to file all  financing statements and amendments to financing  statements  describing the Collateral in any filing  office as  Secured  Party,  in its sole  discretion  may  determine,
including   financing   statements   listing  "All  Assets"  in  the  collateral
description therein.  Debtor agrees to comply with the requirements of all state and federal laws and  reasonable  requests of Secured Party in order for Secured
Party to have and  maintain  a valid  and  perfected  security  interest  in the
Collateral  including,  without limitation,  executing or causing to be executed such documents as Secured Party may require to obtain control (as defined in the
UCC) over all deposit accounts, letter of credit rights and investment property.

                (b) In addition to the foregoing,  Debtor shall,  promptly after request by Secured Party, do anything further that may be reasonably required by
Secured  Party to  effectuate  the  intentions  and  objects of this  Agreement,
including,   without  limitation,  the  execution  and  delivery  of  any  other agreement,  documents and instruments  required to evidence,  perfect or protect
Secured Party's lien and security interest in the Collateral. At Secured Party's request,  Debtor shall also promptly  deliver  (with  execution by Debtor of all necessary  documents  or forms to reflect,  implement  or enforce  the  security interest of Secured Party described  herein) to Secured Party all items of which
Secured Party must receive  possession to obtain a perfected  security interest, including  without  limitation,  all  notes,  stock  powers,  letters of credit,
certificates  and  documents  of  title,  chattel  paper,   warehouse  receipts,
instruments, and any other similar instruments constituting Collateral.

            1.3  FILING  SECURITY  AGREEMENT:  A carbon,  photographic  or other reproduction  or other copy of this  Agreement  or of a financing  statement  is sufficient as and may be filed in lieu of a financing statement.

            1.4 POWER OF ATTORNEY:  Each of the officers of Secured Party or its representative is hereby  irrevocably  made,  constituted and appointed the true and lawful attorney for Debtor  (without  requiring it to act as such) with full power of  substitution  to do the  following:  (a) execute in the name of Debtor documents  necessary  to perfect (or  continue to evidence  the  perfection)  of
Secured Party's security  interest;  (b) endorse the name of Debtor upon any and all checks, drafts, money orders and other instruments for the payment of monies that are payable to Debtor and constitute  collections  on Debtor's  accounts or other  Collateral  relating to the Racetrack;  and (c) during the continuance of

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any Event of Default,  do such other and  further  acts and deeds in the name of
Debtor that Secured Party may reasonably  deem necessary or desirable to enforce any Account or other  Collateral or otherwise  enforce  Secured  Party's  rights hereunder.

                   SECTION 2 - REPRESENTATIONS AND WARRANTIES

            2.1 Debtor represents and warrants to Secured Party that:

                (a) CORPORATE  ORGANIZATION - Debtor is duly organized,  validly existing and in good standing under the laws of the State of New York.  Debtor's proper legal name is as set forth in the preamble to this Agreement.  Debtor's .
organization identification number is ____________________.

                (b)  NON-CONTRAVENTION  - The  making  and  performance  of this
Agreement will not (immediately,  with the passage of time or with the giving of notice or both):

                     (i) violate  the  certificate  of  formation  or  operating agreement  of Debtor or result in a default  under any  contract,  agreement  or instrument  to which  Debtor is a party or by which Debtor or its Property is or may be bound, or

                     (ii) result in the creation or  imposition  of any security interest in, or lien or encumbrance upon, any of the Property of Debtor,  except such as are in favor of Secured Party;

                (c) POWER AND  AUTHORITY - Debtor has the power and authority to enter into and perform this  Agreement and to incur the  obligations  herein and therein provided for, and has taken all proper and necessary  action,  corporate or  otherwise,  to authorize the  execution,  delivery and  performance  of this
Agreement;

                (d)   ENFORCEABLE  -  This  Agreement  is  valid,   binding  and
enforceable  against Debtor in accordance with its respective  terms,  except as
enforceability   may  be   limited   by   applicable   bankruptcy,   insolvency,
reorganization,  moratorium  and  similar  laws  affecting  the  enforcement  of creditors' rights generally and by generally equitable principles;

                (e) CONSENTS AND APPROVALS - All necessary  consents,  approvals or authorizations of, or filing, registration or qualification with, any Person, required to be obtained by Debtor in connection  with the execution and delivery of this Agreement or the undertaking or performance of any obligation  hereunder has been obtained;

                (f)  PERFECTION - This Agreement is effective to create in favor of Secured Party legal,  valid and enforceable  security  interest in all right, title and interest of Debtor in the  Collateral,  and when financing  statements have been filed under Debtor's name in the appropriate  filing offices,  Secured
Party will have a perfected  security interest in the Collateral in which a lien may be perfected by the filing of a financing statement; and

                (g) No security interest,  lien or other encumbrance exists with respect to any of the Collateral.

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                              SECTION 3 - COVENANTS

            3.1 Debtor covenants that:

                (a)  FINANCIAL  RECORDS - Debtor shall keep current and accurate books of records and accounts in which full and correct  entries will be made of all of its business  transactions,  and will reflect in its financial statements adequate accruals and appropriations to reserves, all in accordance with GAAP;

                (b)  EXISTENCE  AND GOOD STANDING - Debtor shall do (or cause to be done) all things  necessary to preserve and keep in full force and effect its
existence  and  good  standing.   Debtor  agrees  not  to  change  its  name  or
jurisdiction of origination without ten (10) days prior notice to Secured Party;

                (c) MERGER,  CONSOLIDATION,  DISSOLUTION OR LIQUIDATION - Except
for the  Consolidation  Transaction,  Debtor shall not merge or consolidate with any other Person or commence a dissolution or liquidation;

                (d) SALE OF  PROPERTY  - Debtor  shall not engage in any sale or other  disposition of its Collateral,  except with respect to the  Consolidation
Transaction;

                (e) LIENS AND  ENCUMBRANCES  - Debtor  shall not:  (i) execute a negative pledge  agreement with any person  covering any of the  Collateral,  or
(ii) cause or permit or agree or consent to cause or permit in the future  (upon the happening of a contingency or otherwise) the  Collateral,  whether now owned or hereafter acquired,  to be subject to any claim or encumbrance (except to the extent  a  claim  or  encumbrance  arises  as  a  result  of  the  Consolidation
Transaction) or any lien or security interest; and

                (f) OTHER  AGREEMENTS - Debtor shall not become or be a party to any contract or agreement which at the time of becoming a party to such contract
or  agreement   materially  impairs  Debtor's  ability  to  perform  under  this
Agreement, except with respect to the Consolidation Transaction.

                               SECTION 4 - DEFAULT

            4.1 EVENTS OF DEFAULT:  Upon the  occurrence of an Event of Default,
Secured  Party  shall  have the  option  to  declare  all  existing  and  future liabilities,  indebtedness  and obligations of Debtor to Secured Party,  whether matured or contingent,  related or unrelated,  due or to become due, immediately due and payable, all without demand,  notice,  presentment or protest or further action of any kind.

            4.2 RIGHTS AND REMEDIES ON DEFAULT: In addition to all other rights, options and  remedies  granted to Secured  Party under this  Agreement  (each of which is also then  exercisable by Secured  Party),  Secured Party may, upon the occurrence of an Event of Default, exercise any other rights granted to it under the UCC  and any  other  applicable  law,  including,  without  limitation,  the following rights and remedies:

                (a) the right to take  possession of, send notices,  and collect directly the Collateral,  with or without judicial process  (including,  without

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limitation  the right to notify the United States  postal  authority to redirect all mail addressed to Debtor to an address designated by Secured Party);

                (b) by its own means or with judicial assistance, enter Debtor's premises  and take  possession  of the  Collateral,  or render it  unusable,  or dispose of the  Collateral  on such  premises  without any  liability  for rent, storage,  utilities or other sums, and Debtor shall not resist or interfere with such action;

                (c) require  Debtor at Debtor's  expense to assemble  all or any part of the  Collateral  and make it  available  to  Secured  Party at any place designated by Secured Party.

            Debtor hereby agrees that a notice  received by it at least ten (10)
days before the time of any intended  public sale or of the time after which any private sale or other  disposition  of the  Collateral  is to be made,  shall be deemed to be reasonable notice of such sale or other  disposition.  If permitted by applicable  law, any perishable  inventory or Collateral  which  threatens to speedily  decline in value or which is sold on a  recognized  market may be sold immediately  by Secured Party without prior notice to Debtor.  Debtor  covenants and  agrees not to  interfere  with or impose any  obstacle  to Secured  Party's exercise of its rights and remedies  with respect to the  Collateral,  after the occurrence of an Event of Default.

            4.3  NATURE  OF  REMEDIES:  Secured  Party  shall  have the right to proceed  against all or any portion of the Collateral in any order and may apply such  Collateral  to  the  Obligations  as  well  as  any  existing  and  future obligations  of Debtor to Secured Party  hereunder in any order.  All rights and remedies  granted  Secured Party  hereunder and under any agreement  referred to herein, or otherwise  available at law or in equity,  shall be deemed concurrent and cumulative, and not alternative remedies, and Secured Party may proceed with any number of  remedies  at the same time until all  Obligations  as well as any existing  and  future  obligations  of Debtor to  Secured  Party  hereunder  are satisfied in full. The exercise of any one right or remedy shall not be deemed a waiver or release of any other  right or remedy,  and  Secured  Party,  upon the occurrence  of an Event of  Default,  may  proceed  against  Debtor,  and/or the
Collateral,  and/or Debtor at any time, under any agreement,  with any available remedy and in any order.

                            SECTION 5 - MISCELLANEOUS

            5.1 GOVERNING LAW: This  Agreement,  and all related  agreements and documents  shall be governed by and construed in accordance with the laws of the
State of New York,  without  regard to its  otherwise  applicable  principles of conflicts of laws.  The  provisions of this  Agreement and other  agreements and documents  referred to herein are to be deemed severable,  and the invalidity or unenforceability  of any  provision  shall not  affect or impair  the  remaining provisions which shall continue in full force and effect.

            5.2 WAIVER:  No omission or delay by Secured Party in exercising any right or power under this  Agreement  or any  other  document  will  impair such right or power  or be  construed  to be a  waiver  of any  default,  or Event of
Default or an acquiescence  therein,  and any single or partial  exercise of any such right or power will not preclude other or further  exercise  thereof or the exercise of any other right,  and no waiver of Secured Party's rights  hereunder will be valid  unless in writing and signed by Secured  Party,  and then only to the extent specified.

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            5.3 MODIFICATION:  No modification  hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought.

            5.4 SIGNATORIES:  Each individual  signatory  hereto  represents and warrants that he is duly  authorized to execute this  Agreement on behalf of his principal  and that he executes  the  Agreement  in such  capacity  and not as a party.

            5.5  SUCCESSORS AND ASSIGNS:  All provisions  herein shall inure to, become binding upon Debtor,  Secured Party, and their respective  successors and assigns,  except that Debtor may not assign its rights or obligations under this
Agreement without the prior written consent of Secured Party.

            5.6  CONSENT TO  JURISDICTION:  Debtor  irrevocably  consents to the jurisdiction of the Courts of the State of New York or any federal court located in New York  County,  New York in any and all  actions and  proceedings  whether arising  hereunder or under any other  agreement or undertaking  and irrevocably agrees to  service of  process  to the  address  of Debtor  set forth  herein by certified mail,  return receipt  requested  (deemed  received three (3) Business
Days after  deposited in the U.S.  mail) or by nationally  recognized  overnight courier (deemed received on the Business Day after delivery to such courier).

            5.7 WAIVER OF JURY TRIAL:  DEBTOR AND SECURED PARTY HEREBY WAIVE ANY
AND ALL RIGHTS ANY MAY HAVE TO A JURY TRIAL IN  CONNECTION  WITH ANY  LITIGATION
COMMENCED BY OR AGAINST  SECURED PARTY WITH RESPECT TO RIGHTS AND OBLIGATIONS OF
THE PARTIES HERETO.

            5.8 DEBTOR ACKNOWLEDGEMENTS.

                (a)  Debtor  hereby  waives  notice  of (i)  acceptance  of this
Agreement,  (ii) the existence or incurring from time to time of any Obligations secured  hereunder,  (iii) the existence of any Event of Default,  the making of demand, nonpayment, or the taking of any action by Secured Party, under the Loan
Agreement, and (iv) default and demand hereunder.

                (b) Debtor further  acknowledges that Debtor (i) has examined or had the  opportunity  to examine the Loan  Agreement and related  agreements and
(ii) waives any defense which may exist  resulting from the Debtor's  failure to
receive  or  examine  at  any  time  the  Loan  Documents  or  any   amendments,
supplements, restatements or replacements therefor.

                (c) Debtor  acknowledges  that in entering  into this  Agreement
Debtor is not relying upon any statement, representation, warranty or opinion of any kind from  Secured  Party as to the present or future  financial  condition, performance,  assets,  liabilities  or  prospects of Borrower or as to any other matter.

            5.9 SECURED PARTY  ACTIONS.  Debtor hereby  consents and agrees that
Secured Party may at any time or from time to time in Secured Party's discretion
(a) extend or change  the time of payment  and/or  change the  manner,  place or terms of payment of any or all Obligations,  (b) amend,  supplement,  restate or replace the Loan  Agreement or any related  agreements,  (c) renew or extend any financing  now or  hereafter  reflected  by the Loan  Agreement  or the maturity

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thereof or increase (without limit of any kind and whether related or unrelated)
or decrease loans and extensions of credit to Borrower, (d) modify the terms and conditions  under which loans and  extensions of credit may be made to Borrower,
(e) settle, compromise or grant releases for liabilities of Borrower, and/or any other Person or Persons liable with Borrower for, any Obligations, (f) exchange, compromise,  release or surrender,  or  subordinate  or release any lien on, any property  (including any collections  therefrom or proceeds thereof) of Borrower or any other Person or Persons now or hereafter securing any of the Obligations, and (g) apply any and all  payments  and  proceeds of any property of any Person securing  any or all of the  Obligations  received by Secured  Party at any time against the Obligations in any order as Secured Party may determine;  all of the foregoing  in such manner and upon such terms as Secured  Party may see fit, and without  notice to or further  consent from Debtor,  who hereby agrees to be and shall  remain  bound  upon this  Agreement  notwithstanding  any such  action on
Secured Party's part.

            5.10 SCOPE OF LIABILITY. The liability of Debtor hereunder shall not be  reduced,  impaired  or  affected  in any way by reason of (a) any failure to obtain,  retain or  preserve,  or the lack of prior  enforcement  of, any rights against any Person or Persons liable for the Obligations (including Borrower and
Debtor) or in any property, (b) the invalidity,  unenforceability or voidability of any Obligations or any liens or rights in any property  pledged by any Person or  Persons,  (c) any  delay in  making  demand  upon  Borrower  or any delay in enforcing,  or any failure to enforce,  any rights against Borrower or any other
Person or Persons  liable for any or all of the  Obligations  or in any property pledged by any Person or Persons,  even if such rights are thereby lost, (d) any failure,  neglect or  omission  on Secured  Party's  part to obtain,  perfect or continue any lien upon,  protect,  exercise rights  against,  or realize on, any property of Borrower,  Debtor or any other party securing the  Obligations,  (e)
the  existence or  nonexistence  of any  defenses  which may be available to the
Borrower  with  respect to the  Obligations,  (f) the  granting of any waiver or forbearance  at any time and for any period with respect to any  performance  by
Borrower  or  any  Event(s)  of  Default  under  the  Loan  Agreement,  (g)  the commencement  of any  bankruptcy,  reorganization,  liquidation,  dissolution or receivership  proceeding  or case filed by or against  Borrower or Debtor or (h)
any other fact,  event,  condition or omission  which may give rise to a defense against Secured Party. Secured Party's right to receive payments and proceeds of
Collateral  is free  and  clear  of any  deduction,  offset,  defense,  claim or
counterclaim    of   any   kind.

                        SIGNATURES ON THE FOLLOWING PAGE

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            IN WITNESS  WHEREOF,  the  undersigned  parties have  executed  this
Agreement the day and year first above written.

                                         CATSKILL DEVELOPMENT, LLC

                                         By: /s/ Joseph Bernstein
                                             ------------------------
                                         Name:   Joseph Bernstein
                                         Title:  Executive Vice President

AGREED:

THE BERKSHIRE BANK

By:___________________
Name:_________________
Title:________________

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            IN WITNESS  WHEREOF,  the  undersigned  parties have  executed  this
Agreement the day and year first above written.

                                          CATSKILL DEVELOPMENT, LLC

                                          By:______________________________

                                          Name:____________________________

                                          Title:___________________________

AGREED:

THE BERKSHIRE BANK

By /s/ Peter H. Kim
   -----------------

Name:_________________

Title:________________